SUPPLEMENT TO PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
DATED APRIL 3, 2008

THE INTEGRITY FUNDS

Integrity High Income Fund

Prospectus and SAI dated May 1, 2007

This Supplement is being provided to notify you that on March 4, 2008, the Board of Trustees of The Integrity Funds (the “Board”) approved the termination of SMH Capital Advisors, Inc., (“SMH”) as sub-adviser for the Integrity High Income Fund (the “Fund”), effective May 4, 2008. The Board also approved JP Morgan Investment Management Inc., (“JP Morgan”) to serve as sub-adviser to the Fund following the termination of the SMH sub-advisory agreement and currently anticipates that JP Morgan will assume responsibility for the daily management of the Fund’s assets.

In addition, shareholder approval will be required for the new sub-advisory agreement with JP Morgan. Accordingly, Integrity Money Management, Inc., the Fund’s investment adviser, intends to enter into an interim sub-advisory agreement with JP Morgan for a duration of 150 days following the termination of the current sub-advisory agreement with SMH while shareholder approval is sought for the new sub-advisory agreement.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE